EXHIBIT 32.1

Certification of Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

I, Wayne B. Fuquay, of Analytical Surveys, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-K for the year ended September 30, 2004 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Analytical Surveys, Inc.

Dated: December 10, 2004

/s/ Wayne B. Fuquay
Wayne B. Fuquay
President and Chief Executive Officer